Subsequent Events	3 Months Ended	12 Months Ended
	Jun. 30, 2017	Mar. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

8. SUBSEQUENT EVENTS

On July 26, 2017, the Company entered into a Securities Purchase Agreement with the purchasers identified therein providing for the issuance and sale by the Company to the purchasers, of an aggregate of 666,667 shares of the Company’s common stock (collectively, the “Shares”) and Warrants to purchase up to an aggregate of 333,334 shares of the Company’s common stock (the “Warrants”), at a price of $1.50 per share (the “Offering”). The Warrants have an exercise price of $2.00 per share, are exercisable immediately, expire on the three year anniversary of the date of issuance, and may be exercised on a cashless basis. The Offering closed on July 28, 2017. The aggregate proceeds to the Company from the sale of the Shares and Warrants was approximately $995,000.

In July 2017, we issued options to purchase 30,000 shares of our common stock to a consultant with a fair value of $50,127 at grant date. These options have an exercise price of $1.79 per share and expire ten years from the date of issuance. The fair value of these options granted to the consultants was estimated using the Black-Scholes option pricing model based on the following assumptions: (i) volatility rate of 126.91%, (ii) discount rate of 2.20%, (iii) zero expected dividend yield, and (iv) expected life of 5 years. The fair value of the option grants to the consultants will be recalculated each quarter and will be amortized over 24 months as the options vest based on their fair value at the end of each quarterly reporting period.

In August 2017, we issued 52,500 shares of our common stock to a consultant as compensation for services valued at $87,675.

12. SUBSEQUENT EVENTS In April 2017, we issued 50,000 shares of our common stock to a consultant as compensation for services valued ar $100,000.